Exhibit 10.4

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of November 13, 2024, is entered into between Glucotrack, Inc., a Delaware corporation (the “Seller” or the “Company”), and John A. Ballantyne Revocable Trust DTD 8/1/2017 (the “Buyer”).

WHEREAS, the Company and the Buyer previously entered into that certain convertible promissory note, dated July 30, 2024, in the aggregate principal amount of $4,000,000 (the “July 30 Note”) and attached hereto as Exhibit A, as well as three warrant agreements (each, a “Ballantyne Warrant”) which are exercisable for cash only and have no price-based antidilution. The first Ballantyne Warrant is for 2,133,334 shares at $1.875 per share. The second Ballantyne Warrant is for 1,523,810 shares at $2.625 per share. The third Ballantyne Warrant is for 1,185,186 shares at $3.375 per share;

WHEREAS, the Company wishes to convert the outstanding principal and accrued interest under the July 30 Note as of the date of this Agreement, equal to $4,093,111.94, resulting in the issuance of approximately 2,640,717 shares of common stock of the Company (the “Conversion Shares”), par value $0.001 per share (the “Common Stock”), such amount based on a conversion price of $1.55 per share which is equal to the consolidated closing bid price of the Common Stock on the Nasdaq Capital Market on November 12, 2024, 2,640,717 Series A common warrants in the form attached hereto as Exhibit B (the “Series A Warrants”) to purchase up to 2,640,717 shares of Common Stock and 2,640,717 Series B common warrants in the form attached hereto as Exhibit C (the “Series B Warrants” and, together with the Series A Warrants and the Conversion Shares, the “Securities”) to purchase up to 2,640,717 shares of Common Stock, subject to the terms and conditions set forth herein;

WHEREAS, John A. Ballantyne affirms that he is a member of the board of directors of the Company and is familiar with the Company’s operations and financial statements;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Purchase and Sale. Subject to the terms and conditions set forth herein, at the Closing (as defined in Section 2), Seller shall issue and sell to Buyer, and Buyer shall purchase from Seller the Securities. The aggregate purchase price for the Securities shall be equal to the tendering and cancellation of the entire amount owed by the Seller to the Buyer under or evidenced by the July 30 Note (including the outstanding principal amount and accrued interest) (the “Consideration”). Effective upon the Seller’s and the Buyer’s execution and delivery of this Agreement, without any further action required by the Seller or Buyer, the July 30 Note and all obligations set forth therein shall be immediately deemed satisfied in full and terminated in their entirety, including, but not limited to, any security interest effected therein. For the avoidance of doubt, the Ballantyne Warrants will not be tendered or cancelled by Buyer and are not part of the Consideration.

2. Closing. Subject to the terms and conditions contained in this Agreement, the purchase and sale of the Securities contemplated hereby shall take place at a closing (the “Closing”) to be held at on November 15, 2024 (the “Closing Date”) at the offices of Seller, or at such other place or on such other date as Buyer and Seller may mutually agree upon in writing. At the Closing, Seller shall deliver to Buyer a stock certificate or certificates evidencing the Securities, free and clear of all Encumbrances (as defined herein), duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank, and Buyer shall, in exchange for the Securities, tender to the Seller the Consideration prior to the Closing.

3. Closing Conditions.

(a) The obligation of Seller to issue and sell the Securities to Buyer hereunder is subject to the satisfaction of the following conditions as of the Closing:

(i) the representations and warranties of Buyer in Section 5 hereof shall be true and correct on and as of the Closing Date with the same effect as though made at and as of such date;

(ii) Buyer shall have delivered the July 30 Note to Seller in accordance with Section 2, and the July 30 Note shall be cancelled as of the Closing Date;

(iii) Buyer shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date;

(b) The obligation of Buyer to purchase the Securities from Seller is subject to the satisfaction of the following conditions as of the Closing:

(i) the representations and warranties of Seller in Section 4 shall be true and correct on and as of the Closing Date with the same effect as though made at and as of such date;

(ii) Seller shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date;

(iii) Buyer shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Seller, that each of the conditions set forth in this Section 3(b) have been satisfied; and

(iv) Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Seller certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Seller authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby.

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4. Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer as follows:

(a) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) Seller has all requisite power and authority to execute and deliver this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. Seller has obtained all necessary corporate approvals for the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seller and (assuming due execution and delivery by Buyer) constitutes Seller’s legal, valid and binding obligation, enforceable against Seller in accordance with its terms.

(c) The Securities have been duly authorized, are validly issued, fully paid and non-assessable, and are owned of record and beneficially by Seller, free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (“Encumbrances”). Upon consummation of the transactions contemplated by this Agreement, Buyer shall own the Securities, free and clear of all Encumbrances.

(d) The execution, delivery and performance by Seller of this Agreement do not conflict with, violate or result in the breach of, or create any Encumbrance on the Securities pursuant to, any agreement, instrument, order, judgment, decree, law or governmental regulation to which Seller is a party or is subject or by which the Securities are bound.

(e) No governmental, administrative or other third party consents or approvals are required by or with respect to Seller in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(f) There are no actions, suits, claims, investigations or other legal proceedings pending or, to the knowledge of Seller, threatened against or by Seller that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

(g) No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller.

5. Representation and Warranties of Buyer.

(a) Buyer has full power and authority to enter into the Agreement. This Agreement, when executed and delivered by Buyer, will constitute valid and legally binding obligations of Buyer, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b) Buyer is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

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(c) Buyer understands and accepts that the purchase of the Securities involves various risks, and the Buyer represents that it is able to bear any loss associated with an investment in the Securities.

(d) Buyer is acquiring the Securities solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. Buyer acknowledges that the Securities are not registered under the Securities Act, or any state securities laws, and that the Securities may not be transferred or sold except pursuant to the registration provisions of the Securities Act, as amended or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable.

(e) No governmental, administrative or other third party consents or approvals are required by or with respect to Buyer in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(f) There are no actions, suits, claims, investigations or other legal proceedings pending or, to the knowledge of Buyer, threatened against or by Buyer that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

(g) No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer.

6. Survival. All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Closing hereunder.

7. Indemnification. Seller shall indemnify Buyer and hold Buyer harmless against and in respect of any and all losses, liabilities, damages, obligations, claims, Encumbrances, costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred by Buyer resulting from any breach of any representation, warranty, covenant or agreement made by Seller herein. Buyer shall indemnify Seller and hold Seller harmless against and in respect of any and all losses, liabilities, damages, obligations, claims, Encumbrances, costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred by Seller resulting from any breach of any representation, warranty, covenant or agreement made by Buyer herein.

8. Further Assurances. Following the Closing, each of the parties hereto shall execute and deliver such additional documents, instruments, conveyances and assurances, and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

9. Termination. This Agreement may be terminated at any time prior to the Closing (a) by the mutual written consent of Buyer and Seller or (b) by either Buyer or Seller if (i) a breach of any provision of this Agreement has been committed by the other party and such breach has not been cured within 30 days following receipt by the breaching party of written notice of such breach, or (ii) the Closing does not occur by November 15, 2024. Upon termination, all further obligations of the parties under this Agreement shall terminate without liability of any party to the other parties to this Agreement, except that no such termination shall relieve any party from liability for any fraud or willful breach of this Agreement.

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10. Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

11. Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder (each, a “Notice”) shall be in writing and addressed to the parties at the address or email set forth on the signature pages hereto (or to such other address that may be designated by the receiving party from time to time in accordance with this section). All Notices shall be delivered by personal delivery, nationally recognized overnight courier (with all fees pre-paid), facsimile or e-mail of a PDF document (with confirmation of transmission) or certified or registered mail (in each case, return receipt requested, postage prepaid). Except as otherwise provided in this Agreement, a Notice is effective only (a) upon receipt by the receiving party, and (b) if the party giving the Notice has complied with the requirements of this Section.

12. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

13. Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party may assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld or delayed.

14. Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

15. Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

16. Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

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17. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction). Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States or the courts of the State of Delaware, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

18. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

John A. Ballantyne Revocable Trust DTD 8/1/2017

By:	/s/ John Ballantyne
Name:	John A. Ballantyne
Title:	Trustee

Address: 7410 Claire Drive South Fargo, ND 58104

GLUCOTRACK, INC.

By:	/s/ Paul Goode
Name:	Paul Goode
Title:	Chief Executive Officer

Address: 301 Rte 17 North Suite 800 Rutherford, NJ 07070

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

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EXHIBIT A

The July 30 Note

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NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE SECURITIES LAWS.

SECURED CONVERTIBLE PROMISSORY NOTE

$4,000,000.00	July 30, 2024

For value received Glucotrack, Inc., a Delaware corporation (the “Company”), promises to pay to John A. Ballantyne Revocable Trust DTD 8/1/2017 or their successors or assigns (“Holder”) the principal sum of US $4,000,000.00 (the “Principal Amount”) with simple interest on the outstanding principal amount at the rate of eight percent (8%) per annum. The Note Balance (to the extent not converted in accordance with the terms of this Note) shall be due and payable twelve (12) months from the date of issuance of this Note (the “Maturity Date”). Interest will commence on the date hereof and will continue on the outstanding principal until paid in full or otherwise converted pursuant to the terms set forth herein. All interest on the Principal Amount will accrue and, unless converted earlier as set forth below, be due and payable on the Maturity Date. Interest will be computed on the basis of a 365-day year.

Instrument. This Convertible Promissory Note (the “Note”) is issued pursuant to the Note and Warrant Purchase Agreement, dated on or about the date hereof (the “Purchase Agreement”) between the Company and the Holder. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

Definitions.

(a) “Collateral” means whether now existing or hereafter arising, all of the Company’s right, title and interest, in and to, (i) all fixtures (as defined in the UCC) and equipment (as defined in the UCC), (ii) all Intellectual Property, (iii) all other tangible or intangible assets and (iv) all proceeds of the foregoing.

(b) “Common Stock” means the Company’s common stock, par value $0.001 per share.

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(c) “Intellectual Property” means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all trade secrets and confidential business information (including ideas, research and development, know- how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (e) all computer software (including data and related documentation), (f) all other proprietary rights, and (g) all copies and tangible embodiments thereof (in whatever form or medium).

(d) “Note Balance” means at any particular time the then outstanding principal balance and any accrued but unpaid interest on this Note.

(e) “Sale Transaction” means a merger or consolidation of the Company with or into any other entity, or a sale of all or substantially all of the assets of the Company, or any other transaction or series of related transactions in which the Company’s stockholders immediately prior to such transaction(s) receive cash, securities or other property in exchange for their shares and, immediately after such transaction(s), own less than 50% of the equity securities of the surviving corporation or its parent.

(f) “Securities Act” means the Securities Act of 1933, as amended.

Prepayment; Notes Pari Passu; Applicable of Payments. Except with regard to conversion of this Note in accordance with Section 5 below, the Company may not prepay this Note without the written consent of the Holder. Upon payment in full of the Note Balance hereunder, this Note must be surrendered to the Company for cancellation.

Seniority; Security.

4.1 Seniority. The Note Balance and all other obligations of the Company of any kind whatsoever under or in respect of this Note (the “Senior Obligations”) constitute unsubordinated obligations of the Company, and except for any obligations which have priority under applicable law, rank senior in right of payment to all other indebtedness of the Company and are senior and preferred in right of payment to all equity securities of the Company, in each case, outstanding as of the date of this Note.

4.2 Security. This Note, as that term is used in the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of Delaware (the “UCC”) and the Company hereby grants to the Holder, in order to secure the payment and performance of any and all existing and future obligations and liabilities of the Company owed to Holder, including, without limitation, all existing advances and future advances and the Company’s obligations under this Note, a first lien and continuing security interest in and to the Collateral, whether now owned or hereafter acquired by the Company, wherever located, and whether now or hereafter existing or arising (terms used in this Section 4.2 shall have the meaning provided in the UCC; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Delaware, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies).

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4.3 Cooperation. The Company will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Holder from time to time such confirmatory assignments, conveyances, financing statements, powers of attorney, certificates and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the interests hereby granted, which the Holder, upon written discretion, deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral. Without limiting the foregoing, the Company hereby authorizes the Holder to file any such financing statements as the Holder shall determine to be necessary or advisable to perfect the security interest granted hereunder, without the signature of the Company.

4.4 Remedies. In addition to all other rights, options, and remedies granted to the Holder under this Note, upon the occurrence and during the continuation of an Event of Default, the Holder may exercise all other rights granted to it under this Note and all rights under the UCC in effect in the applicable jurisdiction(s) and under any other applicable law, including the right to take possession of, send notices regarding, and collect directly the Collateral, with or without judicial process, and to exercise all rights and remedies available to the Holder with respect to the Collateral under the UCC in effect in the applicable jurisdiction(s)

Conversion.

5.1 Stockholder Approval. The Note shall not be convertible unless and until the Company obtains such approval as may be required by the applicable rules and regulations of the Principal Market Rules (or the applicable rules and regulations of any successor entity) from the stockholders of the Company with respect to such conversion (“Stockholder Approval”). The Company shall hold a special meeting of stockholders on or before the date that is ninety (90) days following the date of the Purchase Agreement. The Company shall use its reasonable best efforts to obtain such Stockholder Approval. If the Company does not obtain Stockholder Approval at the first meeting, the Company shall call a meeting as often as reasonably practicable thereafter to seek Stockholder Approval until the Stockholder Approval is obtained.

5.2 Conversion at Option of Holder. Once Stockholder Approval is obtained, this Note shall be convertible at any time into Common Stock at the price equal to the closing price of the Common Stock on the Nasdaq Stock Market, or other Trading Market if not listed on Nasdaq, (the “Closing Price”) on the date of conversion.

5.3 Mandatory Conversion. Once Stockholder Approval is obtained, if the Closing Price of the Common stock exceeds $5.00 per share for a period of five (5) consecutive trading days, the Note will automatically convert at a price equal to the five-day (5) VWAP (subject to adjustment for any stock split, stock dividend, reverse stock split, combination or similar transaction) (the “Mandatory Conversion”).

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5.4 Sale Transaction. In the event of a Sale Transaction on or prior to the Maturity Date, the Company will repay the Holder, at the Holder’s election, as follows: (a) cash equal to 200% of the Note Balance, or (b) transaction consideration in the amount to be received by the Holder in such Sale Transaction if the Note was converted pursuant to an optional conversion as described in Section 5.2.

5.5 Effect of Conversion. The Company will not issue fractional shares of equity securities but will round the amount of any fractional shares otherwise issuable upon conversion of this Note up to the nearest whole share. Upon conversion of this Note pursuant to this Section 5, the applicable Note Balance will be converted without any further action by the Holder. The Company will, within one business day, issue the securities to which the Holder will be entitled. The Holder will be treated for all purposes as the record holder of such securities on such date.

Events of Default. Each of the following will be deemed to constitute an “Event of Default” hereunder:

(g) Failure to Pay. The Company fails to pay the Note Balance on the Maturity Date;

(h) Subject to Judgment. The Company becomes subject to a judgment of more than $50,000.00;

(i) Voluntary Bankruptcy or Insolvency Proceedings. The Company (i) applies for or consents to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, or voluntarily terminate operations, (ii) makes a general assignment for the benefit of any of its creditors, (iii) is dissolved or liquidated in full or in part, (iv) commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consents to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, (v) admits in writing its inability to pay debts as the debts become due, or (vi) takes any action for the purpose of effecting any of the foregoing;

(j) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect are commenced and an order for relief entered, or such case or proceeding is not dismissed or discharged within 20 days of commencement;

(d) Performance under Note. The Company defaults in the due observance or performance of any covenant, representation, warranty, condition or agreement on the part of the Company to be observed or performed pursuant to the terms hereof, and such default is not remedied or waived within 30 calendar days after the Company receives written notice of such default;

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7. Remedies. Upon the occurrence of an Event of Default, at the option and upon the written declaration of the Holder (or automatically without such declaration if an Event of Default set forth in Section 6(d) occurs), the entire Note Balance will, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, and such Holder may, immediately and without expiration of any period of grace, enforce payment of all amounts due and owing under this Note and exercise any and all other remedies granted to it at law, in equity or otherwise.

Governing Law. The terms of this Note are governed by and construed in accordance with the laws of the State of Delaware.

Time of Essence. Time is of the essence with respect to all of the Company’s obligations and agreements under this Note.

Successor and Assigns. This Note and all provisions, conditions, promises and covenants hereof are binding in accordance with the terms hereof upon the Company, its successors and assigns. The obligations of the Company set forth herein will not be assignable by the Company without Holder’s prior written consent.

Collection Expenses. The Company further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys’ fees, incurred by the Holder in endeavoring to collect any amounts payable hereunder which are not paid when due.

Waiver. The Company hereby waives presentment, protest, demand for payment, notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note.

Entire Agreement. This Note contains the entire understanding of the Company and the Holder with respect to the subject matter hereof and thereof and expressly supersede any and all prior agreements and understandings among them with respect to such subject matter. All pronouns contained herein, and any variations thereof, are deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

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IN WITNESS WHEREOF, the Company and the Holder have caused this Note to be executed and issued as a sealed instrument as of the date and year first written above.

GLUCOTRACK, INC.

By:	/s/ Paul Goode
Name:	Paul Goode
Title:	Chief Executive Officer

HOLDER:

John A. Ballantyne Revocable Trust DTD 8/1/2017

By:	/s/ John Ballantyne
John A. Ballantyne, Trustee

EXHIBIT B

Form of Series A Warrant

Exhibit C

Form of Series B Warrant